[USAA                         USAA INVESTMENT TRUST
EAGLE
LOGO (R)]                SUPPLEMENT DATED JULY 1, 2004
                       TO THE GROWTH AND TAX STRATEGY FUND
                                   PROSPECTUS
                              DATED OCTOBER 1, 2003



This supplement describes important changes affecting the USAA Growth and Tax Strategy Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). On June 23, 2004, the Board approved proposals by IMCO to terminate IMCO's subadvisory agreement with Dresdner RCM Global Investors LLC (Dresdner) with respect to the blue chip stocks investment category of the Fund and enter into a new subadvisory agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) with respect to the blue chip stocks investment category of the Fund. In determining to hire Loomis Sayles as a subadviser for the Fund beginning on July 1, 2004, the Board considered numerous factors including, without limitation, the following: (1) the investment performance of Loomis Sayles in managing large-cap growth accounts as measured against the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index, two relevant benchmarks for the blue chip stocks investment category of the Fund; (2) the reasonableness of the fees proposed to be paid to Loomis Sayles for these services; and (3) the likelihood that IMCO will be able to work together effectively with Loomis Sayles to pursue the Fund's investment objective. In determining to terminate Dresdner as the subadviser of the blue chip stocks investment category of the Fund effective June 30, 2004, the Board considered, among other factors, the lack of progress in relative performance of the blue chip stocks investment category of the Fund.

Loomis Sayles expects to realign the blue chip stocks investment category to reflect its proprietary investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2003 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND PARAGRAPH ON PAGE 3 OF THE PROSPECTUS.

We are the Fund's investment adviser. We manage the bonds and money market instruments investment categories of the Fund. We have retained Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as subadviser of the blue chip stocks investment category of the Fund.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 7 OF THE PROSPECTUS.

This may be particularly true for the period prior to July 1, 2004, which is the date on which Loomis Sayles assumed day-to-day management of the Fund's blue chip stocks investment category.

IN THE SECTION "BLUE CHIP STOCKS" ON PAGE 19 OF THE PROSPECTUS, REPLACE ALL REFERENCES TO DRESDNER WITH LOOMIS SAYLES.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST PARAGRAPH UNDER "HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?" ON PAGE 20 OF THE PROSPECTUS.

The Loomis Sayles Large Cap Growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate; upward revisions to earnings estimates; accelerating or above average revenue growth; and expanding economic profits. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services; and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership; franchise value; barriers to entry; low-cost distribution; patent protection; and outstanding management with a demonstrated record of success and a shareholder orientation.

The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings; changes in management or management structure; weakening of competitive position; earnings disappointments; aggressive or controversial accounting; and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25 percent from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

DELETE THE SECTION ENTITLED BLUE CHIP STOCKS UNDER "PORTFOLIO MANAGERS" ON PAGES 22-24 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

BLUE CHIP STOCKS

We have entered into an Investment Subadvisory Agreement with Loomis Sayles, under which Loomis Sayles provides day-to-day discretionary management of the Fund's blue chip stocks investment category in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., which in turn is owned by CDC IXIS Asset Management. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of May 31, 2004, managed more than $54.9 billion in client assets.

Loomis Sayles is compensated directly by IMCO and not by the Fund.

The Loomis Sayles Large Cap Growth portfolio management team is responsible for the day-to-day management of the funds allocated to Loomis. This team consists of three portfolio managers, Mark Baribeau, Pamela Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

Mr. Baribeau started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992. Previously, he had been an Economist for John Hancock Financial Services. He earned a BA in Economics from the University of Vermont (1981) and an MA in Economics from the University of Maryland (1984).

Mrs. Czekanski started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995. Previously, she was a Portfolio Manager for INVESCO/Gardner & Preston Moss and Portfolio Manager for One Federal Asset Management. She began her investment career as an Economic Analyst for David L. Babson & Company. She earned a BA in Economics from Middlebury College
(1981).

Mr. Skaggs started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 after serving as an analyst in our Equity Research Department covering the financials sector. Previously, he had been an Equity Analyst with Woodbridge Capital Management and Commercial Credit and Lending Officer for Comerica Bank. He received both a BA (1977) and an MSM (1978) in Economics from Oakland University.



                                    * * * * *
                                                                      47370-0704

[USAA                         USAA INVESTMENT TRUST
EAGLE                     SUPPLEMENT DATED JULY 1, 2004
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED OCTOBER 1, 2003
                               AS SUPPLEMENTED AND
                           RESTATED ON MARCH 24, 2004


INSERT THE FOLLOWING INFORMATION AS THE FIRST SENTENCE OF THE SECOND PARAGRAPH UNDER THE HEADING "SUBADVISORY AGREEMENTS" ON PAGE 38 OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI).

The Subadvisory Agreement for the Growth and Tax Strategy Fund will remain in effect until June 30, 2006.

THE FOLLOWING INFORMATION REPLACES THE THIRD PARAGRAPH FOUND UNDER SUBADVISORY AGREEMENTS ON PAGE 38 OF THE STATEMENT OF ADDITIONAL INFORMATION.

For the Growth and Tax Strategy Fund, the Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles). The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. Loomis Sayles, a Delaware limited partnership and registered investment adviser, is an indirect wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., which in turn is owned by CDC IXIS Asset Management.

DELETE "GROWTH AND TAX STRATEGY" FROM THE CAPTION "APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE GROWTH AND TAX STRATEGY, BALANCED STRATEGY, CORNERSTONE STRATEGY, EMERGING MARKETS, INTERNATIONAL, AND WORLD GROWTH FUNDS" ON PAGE 40 OF THE SAI.

INSERT  THE   FOLLOWING   INFORMATION   JUST   BEFORE  THE   SECTION   CAPTIONED
"ADMINISTRATION AND SERVICING AGREEMENT" ON PAGE 40 OF THE SAI.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE GROWTH AND TAX STRATEGY FUND

The Advisory Agreement for the Growth and Tax Strategy Fund was approved as discussed above in the section entitled "Approval of Advisory and Subadvisory Agreements for the Balanced Strategy, Cornerstone Strategy, Emerging Markets, International, and World Growth Funds."

The Subadvisory Agreement for the Growth and Tax Strategy Fund was considered by the Board, including the non-interested Trustees, at a meeting of the Board held on June 23, 2004. In addition, the non-interested Trustees met separately as a group to consider this matter.

As part of its deliberations during the meeting, the Board reviewed information provided by management relating to the services to be rendered by Loomis Sayles under the Subadvisory Agreement and the reasonableness of the fees that would be paid under the Subadvisory Agreement by IMCO to Loomis Sayles. In making its decision to approve the Subadvisory Agreement, the Board considered the experience and success of Loomis Sayles in managing similar accounts and the qualifications of the individuals at Loomis Sayles responsible for these investment activities. The Board considered Loomis Sayles' investment performance in similar accounts. The Board also considered the reasonableness of the fees proposed to be paid to Loomis Sayles for these services, and the likelihood that IMCO and Loomis Sayles will be able to work together effectively to pursue the Fund's investment objective in the subadvisory arrangement.

Throughout their deliberations, the non-interested Trustees were represented and assisted by independent counsel.




                                                                      47417-0704